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                                                                   Exhibit 10(r)

                        AMENDMENT TO EMPLOYMENT AGREEMENT
                               (Steven S. Elbaum)


          AGREEMENT dated as of September 8, 1993 by and between The Alpine Group, Inc., a Delaware corporation (the "Company"), and Stephen S. Elbaum (the "Executive").


                              W I T N E S S E T H :

          WHEREAS, the Company and the Executive are parties to an Employment Agreement dated as of the date hereof (the "Employment Agreement); and

          WHEREAS, Section 4 of the Employment Agreement contains certain provisions included in error, which the parties hereto desire to correct and amend.

          NOW, THEREFORE, the parties hereto agree as follows:

          1. Section 4(e) of the Employment Agreement is hereby amended to read in full as follows:

               "(e) FURTHER RESTRICTED STOCK GRANT. The Company will make a further grant to the Executive of 50,000 shares of Company Stock pursuant to the Restricted Stock Plan, as amended, or other plan, which restricted shares shall be set aside in the custody, control and possession of the Company and released to the Executive at the rate of 10,000 shares on May 1, 1995 and September 8, 1995, 1996, 1997 and
          1998, provided that, in the event the Executive's employment is terminated under Sections 6(a) or (b) prior to the second anniversary of the Commencement Date or under Section 6(c) or by Executive without Good Reason prior to the fifth anniversary of the Commencement Date, the total number of restricted shares to be released to the Executive shall be 50,000 multiplied by a fraction the numerator of which is the number of months the Executive is employed by the Company from and after the Commencement Date and the denominator of which is 60. Any and all unreleased shares shall be forfeited by the Executive and cancelled and retired by the Company."

          2. The first sentence of Section 4(f) of the Employment Agreement is hereby amended by deleting the parenthetical clause "(to the extent of the credited exercise price)" in the fifth and twelfth lines thereof.
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          3.   The last sentence of Section 4(f) of the Employment Agreement is hereby amended to read in full as follows:

               "Any payment by the Company hereunder with respect to the matters contained in Section 4(d) (but not with respect to the matters contained in Section 4(e)) shall be subject to repayment by the Executive in the event of a sale at any time prior to the fifth anniversary of the Commencement Date of any of the shares of Company Stock acquired under Sections 4(d) and to the extent of the proceeds of such sale; PROVIDED, HOWEVER, in the event any such amount has not been repaid by the fifth anniversary of the Commencement Date, the Company and the Executive shall enter into an appropriate agreement providing for the repayment by the Executive of any any all outstanding such amounts paid by the Company."

          4. Except as expressly amended hereby, the Employment Agreement shall not be altered, amended or modified and shall continue in full force and effect, Any future documents confirming or otherwise relating to the stock option or restricted stock grants under Sections 4(c), 4(d) or 4(e) of the Employment Agreement, as amended, shall be subject and pursuant to the Employment Agreement, as amended, and, in the event of any conflict between related provisions, the Employment Agreement, as amended, shall prevail.


          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                   THE ALPINE GROUP, INC.



                                   by
                                   ---------------------------------------------
                                   Name:   Bragi F. Schut
                                   Title:  Exec. Vice President


                                   THE EXECUTIVE



                                   ---------------------------------------------
                                   Steven S. Elbaum


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